Exhibit 99.4

                        UNAUDITED PRO FORMA CONSOLIDATED
                FINANCIAL INFORMATION OF DYNTEK AND SUBSIDIARIES

         The accompanying unaudited pro forma condensed financial statements have been prepared to show the effects of the acquisition of DMR by DynTek pursuant to the agreement and plan of reorganization and agreement and plan of merger, each dated as of April 25, 2001. On December 27, 2001, the Company acquired all of the outstanding capital stock of DynCorp Management Resources ("DMR"), from DynCorp, Inc. (DynCorp). DMR provides professional services to state and local government markets with primary focus on Information Technology and Business Process Outsourcing services. Initial merger consideration consisted of 18,336,663 shares of new Class B Common Stock, equal to two-thirds of the previously outstanding shares of Common Stock and two-thirds of all shares of the Common Stock issuable upon conversion, redemption or exchange of any outstanding shares of Preferred Stock of the Company or any of its subsidiaries. As a result, DynCorp owns approximately 40% of the outstanding shares of the total Common Stock and Common Stock equivalents, and has the right to elect 40% of the members of the Board of Directors, following the merger, subject to the decrease in such percentage as the outstanding Series B Common Stock reflects a decreasing percentage of the Company's outstanding capital stock.

         In connection with this acquisition, the Company assumed numerous ongoing customer relationships, representing the majority of its revenues. In the acquisition, the Company recorded $47,258,000 in total goodwill and intangible assets allocated as follows: $45,158,000 in goodwill, which will be tested for impairment of value on a periodic basis, and $2,100,000 in capitalized customer contracts amortized over 7 years.

         The unaudited pro forma consolidated statements of operations for the six months ending December 31, 2001 and the year ended June 30, 2001 reflect the combined results of DynTek and DMR as if the acquisition had occurred on July 1, 2001 and July 1, 2000, respectively. The consolidated balance sheet at December 31, 2001 reflects the consolidated amounts as reported in the DynTek quarterly financial statements, reported on Form 10Q/A, since the merger was consummated on December 27, 2001.

         The unaudited pro forma consolidated statements of operations do not necessarily represent actual results that would have been achieved had the companies been together as of July 1, 2001 or July 1, 2000, respectively, nor may they be indicative of future operations. These unaudited pro forma consolidated financial statements should be read in conjunction with DynTek and DMR's historical financial statements and notes thereto.

                          DYNTEK, INC. AND SUBSIDIARIES
                 Unaudited Pro forma Consolidated Balance Sheet
                             As of December 31, 2001
                                    (in thousands)

                                                                                           Purchase entries
                         ASSETS:                   DynTek         DMR         Total        Debit        Credit      Consolidated
                         -------                   ------       ------       ---------    -------      --------     ------------
 CURRENT ASSETS
      Accounts receivable                     $   8,939      $  7,317      $ 16,256                                   $  16,256

      Other current assets                        5,838         42           5,880                                       5,880

                                                ----------    ---------    ------------                                  -----------
           TOTAL CURRENT ASSETS
                                                 14,777        7,359        22,136                                      22,136


 GOODWILL                                         7,828         638          8,466        (a) 45,158                     53,624


 ACQUIRED CUSTOMER LIST                           8,687                      8,687        (b) 2,100                      10,787


 OTHER ASSETS                                     2,480         1,330        3,810                                       3,810

                                                ----------    ---------    ------------     ----------    ---------    -----------
                                              $  33,772      $  9,327     $ 43,099        $  47,258              -     $90,357
                                                ==========    =========    ============     ==========    =========    ===========



          LIABILITIES AND STOCKHOLDERS' EQUITY:
          -------------------------------------
 CURRENT LIABILITIES:
                                                           $             $            $                                           $
      Accounts payable and accrued expenses   $   9,295         9,397       18,692                                      18,692

      Other current liabilities                   9,631         1,269       10,900       (c)                 6,251      17,151
                                                ----------    ---------    ------------                                -----------

           TOTAL CURRENT LIABILITIES             18,926        10,666       29,592                                      35,843
                                                ----------    ---------    ------------                                -----------


 Advances from DynCorp                                -        15,161       15,161       (d) 15,161
                                                              ---------    ------------

 STOCKHOLDERS' EQUITY
      Preferred stock, $.0001 par value,
      10,000,000 shares authorized;

         1,631,619 shares issued and
         outstanding as of December 31, 2001          1                          1                                           1

      Class A Common stock, $.0001 par value,
         7,000,000 shares authorized;
         22,532,683 shares issued and
         outstanding as of December 31, 2001          2                          2                                           2

      Class B Common stock, $.0001 par value,
         20,000,000 shares authorized;
         18,336,663 shares issued and outstanding
         as of December 31, 2001                      -                                 (e)                    2            2

      Additional paid-in capital                 43,492           750       44,242      (f)               38,916       83,158
      Accumulated deficit and unrealized loss on
      securities                                (28,649)      (17,250)     (45,899)     (g)               17,250      (28,649)
                                                ----------    ---------    ------------                               -----------

           TOTAL STOCKHOLDERS' EQUITY            14,846       (16,500)      (1,654)                                    54,514
                                                ----------    ---------    -----------     ----------    ---------    -----------
           TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                33,772         9,327       43,099           15,161       62,419       90,357
                                                =========    =========    ============     ==========    =========    ===========


                   See notes to pro forma financial statements

              DynTek, Inc.
              Proforma Income Statement
              Fiscal year ended June 30,
              2001


                                                          Data
                                                          Systems
                                             DynTek        (i)           DMR     Total       Pro Forma Adjustments
                                                                                             ----------------------
                                                                                              DEBIT          CREDIT      Pro Forma
                                            --------   ----------    ---------- --------      ------         -------     ----------

REVENUES                                 $   44,910   $    4,548  $   27,705  $  77,163      $              $           $    77,163

COST OF GOODS SOLD                           35,492        3,741      25,763     64,996                            0         64,996
                                            --------   ----------    ---------- --------                                  ----------

GROSS PROFIT                                  9,418          807       1,942     12,167                                      12,167
                                            --------   ----------    ---------- --------                                  ----------

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES
     Selling, general and administrative     16,334        1,079       3,391     20,804                            0         20,804
     Depreciation and amortization            2,747          103          55      2,905  (h)    300                           3,205
                                            --------    ----------  ----------  --------                                  ----------
     TOTAL OPERATING EXPENSES                19,081        1,182       3,446     23,709                                      24,009
                                            --------    ----------  ----------  --------                                  ----------

OPERATING LOSS                               (9,663)        (375)     (1,504)   (11,542)                                    (11,842)

LOSS ON SALE OF MARKETABLE SECURITIES          (480)           -                   (480)                                       (480)


RESERVE FOR UNCOLLECTABLE NOTE RECEIVABLE         0            -                      0                                           0

OTHER INCOME (EXPENSE)
     Interest income (Expense)                 (480)         (49)                  (529)                                       (529)
     Other income (Expense)                    (275)          (9)        (76)      (360)                                       (360)
                                             --------   ----------  ----------  --------                                  ----------

LOSS FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                (10,898)        (433)     (1,580)   (12,911)                                    (13,211)
                                             --------   ----------  ----------  --------                                  ----------


INCOME TAX BENEFIT                               76            -                     76                                          76

LOSS FROM CONTINUING OPERATIONS             (10,822)        (433)     (1,580)   (12,835)                                    (13,135)
                                            --------   ----------  ----------   --------                                  ----------

DISCONTINUED OPERATIONS
     Loss from discontinued operations,
     net of applicable income taxes              59            -                     59                                          59
                                            --------   ----------  ----------   --------                                  ----------


TOTAL INCOME FROM DISCONTINUED OPERATIONS        59            -                     59                                          59
                                            --------   ----------  ----------   --------                                  ----------

NET LOSS                                    (10,763)        (433)     (1,580)   (12,776)                                    (13,076)

NET LOSS APPLICABLE TO
     COMMON SHARE HOLDERS                $  (10,763)   $    (433)  $  (1,580)   (12,776)                                $   (13,076)
                                            ========   ==========  ==========   ========                                  ==========

NET INCOME (LOSS) PER SHARE:

     Continued                           $    (0.63)   $             $                -  (j)                            $     (0.40)

     Discontinued                              0.00                                   -                                           -
                                            --------   ----------               --------                                  ----------


NET LOSS PER SHARE - basic and diluted   $    (0.63)   $     0.00  $                  -                                 $     (0.40)
                                            ========   ==========    ========== ========                                  ==========

WEIGHTED AVERAGE NUMBER OF SHARES

     USED IN COMPUTATION                     17,169             0                     -                                      34,768
                                            ========   ==========    ========== ========                                  ==========

NET LOSS                                    (10,763)         (433)    (1,580)   (12,776)                                    (13,076)

OTHER COMPREHENSIVE LOSS, NET OF TAX
     Unrealized loss on
     available-for-sale securities           (1,918)            -                (1,918)                                     (1,918)
                                            --------   ----------    ---------- --------     ------          -------      ----------
COMPREHENSIVE LOSS                       $  (12,681)  $      (433)  $ (1,580)  $(14,694)   $    300       $        -    $   (14,994)
                                            ========   ==========    ========== ========      ======         =======      ==========


                  See notes to pro forma financial statements

              DynTek, Inc.
              Proforma Income Statement
              Six months ended December 31,
              2001



                                             DynTek        DMR        Total            Pro Forma Adjustments
                                                                                     -------------------------
                                                                                      Debit             Credit          Consolidated
                                                                                      -----             ------          ------------
REVENUES                                 $   23,815   $ 27,536       51,351        $                 $            $          51,351

COST OF GOODS SOLD                           18,670     38,049       56,719                                                  56,719
                                           --------   ---------    ---------                                             -----------

GROSS PROFIT                                  5,145    (10,513)      (5,368)                                                 (5,368)
                                           --------   ---------    ---------                                             -----------

SELLING, GENERAL AND ADMINISTRATIVE
EXPENSES
      Selling, general and administrative     6,690      2,977        9,667                                                   9,667
      Depreciation and amortization           1,110         37        1,147  (h)           150                                1,297
                                           --------   --------    ---------                                              -----------
      TOTAL OPERATING EXPENSES                7,800      3,014       10,814                                                  10,964
                                           --------   --------    ---------                                              -----------

OPERATING LOSS                               (2,655)   (13,527)     (16,182)                                                (16,332)

LOSS ON SALE OF MARKETABLE SECURITIES        (1,241)                 (1,241)                                                 (1,241)

RESERVE FOR UNCOLLECTABLE NOTE
      RECEIVABLE                                  0                       0                                                       0

OTHER INCOME (EXPENSE)
      Interest income (Expense)              (1,604)                 (1,604)                                                 (1,604)

      Other income (Expense)                   (192)         0         (192)                                                   (192)
                                           --------   ---------    ---------                                             -----------

LOSS FROM CONTINUING OPERATIONS BEFORE
INCOME TAXES                                 (5,692)   (13,527)     (19,219)                                                (19,369)
                                           --------   ---------    ---------                                             -----------

INCOME TAX                                       43                      43                                                      43

LOSS FROM CONTINUING OPERATIONS              (5,735)   (13,527)     (19,262)                                                (19,412)
                                           --------   ---------    ---------                                             -----------

DISCONTINUED OPERATIONS
      Loss from discontinued operations,
      net of applicable income taxes              0                       0                                                       0
                                           --------   ---------    ---------                                             -----------

TOTAL INCOME FROM DISCONTINUED OPERATIONS         0                       0                                                       0
                                           --------   ---------    ---------                                             -----------

NET LOSS                                     (5,735)   (13,527)     (19,262)                                                (19,412)

NET LOSS APPLICABLE TO
      COMMON SHARE HOLDERS                $  (5,735)  $(13,527)     (19,262)                                          $     (19,412)
                                           ========   =========    =========                                             ===========

NET INCOME (LOSS) PER SHARE:

      Continued                           $   (0.26)  $                   -         (j)                               $       (0.57)

      Discontinued                                -                       -                                                       -
                                            --------               ---------                                             -----------


NET LOSS PER SHARE - basic and diluted    $   (0.26)  $                   -                                           $       (0.57)
                                            ========  =========    =========                                             ===========

WEIGHTED AVERAGE NUMBER OF SHARES

      USED IN COMPUTATION                    21,690                       -                                                  34,768
                                            ========  =========    =========                                             ===========

NET LOSS                                     (5,735)   (13,527)     (19,262)                                                (19,412)

OTHER COMPREHENSIVE LOSS, NET OF TAX
      Unrealized loss on
      available-for-sale securities             913                     913          ----------        ------------             913
                                            --------  --------    ---------                                              -----------
COMPREHENSIVE LOSS                       $   (4,822) $ (13,527)     (18,349)       $        150      $            -   $     (18,499)
                                            ========  ========    ==========         ==========        ============      ===========


See notes to pro forma financial statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma consolidated balance sheet at December 31, 2001:

(a)  To record value of consideration paid over identified assets purchased.
(b)  To record estimated value of acquired customer lists.
(c)  To record estimated losses on long-term contract.
(d) Under the terms of the merger, the sole shareholder of DMR will forgive the intercompany receivable with DMR as at the date of the merger. (e) Represents the par value of the shares of Class B common stock.
(f) Eliminates the additional paid-in capital of DMR ($750,000) and records the paid-in capital, in excess of par, for the issuance of the shares of Class B common stock ($38,166,000).
(g) Eliminates the accumulated deficit for DMR.

The following pro forma adjustments are included in the accompanying unaudited pro forma consolidated statements of operations for the six months ended December 31, 2001 and for the year ended June 30, 2001:

(h) To record the amount of amortization of intangible assets recognized in the six-month and one-year periods of $150,000 and $300,000 respectively, for the acquisitions of Data Systems Network Corporation and DMR. The intangible assets are allocated between customer contract value and goodwill, and contract value is amortized over seven years. Goodwill value will be tested for impairment on a periodic basis, and shall be adjusted accordingly, as necessary.

(i) To record the operations of Data Systems Network Corporation for the period July 1, 2000 through August 14, 2000 and for the year ended June 30, 2000. DynTek acquired data Systems on August 14, 2000. Due to the uncertainty of future taxable income, all additional deferred tax assets and carryforwards have been reserved.

(j) The weighted average number of shares used in the pro forma computation of net loss per share assumes the issuance of the new Class B common stock to DynCorp.